UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2021

EMPOWERMENT & INCLUSION CAPITAL I CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39857	13-4055608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue New York, NY	10173
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 468-8655

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	EPWR.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	EPWR	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	EPWR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 12, 2021, Empowerment & Inclusion Capital I Corp. (the “Company”) consummated its initial public offering (“IPO”) of 27,600,000 units (the “Units”), including the issuance of 3,600,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1 (File No. 333-251613) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 22, 2020. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $276,000,000.

On January 12, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 7,520,000 warrants (the “Private Placement Warrants”) to the Company’s sponsors, Jefferies Financial Group Inc. and PNC Investment Capital Corp., and Harold Ford Jr., at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,520,000.

A total of $276,000,000, comprised of $270,480,000 of the proceeds from the IPO (which amount includes $9,660,000 of the underwriters’ deferred discount) and $5,520,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee and Morgan Stanley Wealth Management acting as investment manager.

An audited balance sheet as of January 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of January 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPOWERMENT & INCLUSION CAPITAL I CORP.

By:	/s/ Harold Ford Jr.
	Name:	Harold Ford Jr.
	Title:	Chief Executive Officer

Dated: January 19, 2021